SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN TAX-FREE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Proxy Notice - Please Vote

Dear First Name Last Name,

Your fund listed below currently has one or more proxies that need your vote. To vote online, sign into your account at franklintempleton.com and select "Vote Now" from the box titled “You may have fund vote(s) awaiting your attention.”

Your vote is important no matter how many shares you own. Please take the time to read the proxy statement and cast your proxy vote today!

Additional information on this proxy:

•	Joint Special Meeting of Shareholders of the Franklin Florida Tax-Free Income Fund
•	Meeting Date: October 22, 2021
•	For shareholders of the fund as of August 12, 2021

PROXY CONTROL NUMBER: 123456789101

If you have any questions about this proxy or to request a paper copy of these proxy materials, please call (866) 796-7179.1 To vote your proxy by phone rather than online, call (888) 227-9349. You will need to provide your control number referenced above.

To access electronic proxy materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com.

We look forward to serving your investment needs in the years to come.

Sincerely,

Franklin Templeton Investor Services, LLC

[1]	There is no cost to you for requesting a paper copy. Please make your request before October 6, 2021 to allow for a timely delivery of the proxy materials.

You are receiving this email because you have elected to receive proxy materials via electronic delivery.

Visit franklintempleton.com to access account information, fund performance, market commentary and more.

You may contact us with any questions by email or call us at (800) 632-2301.
If you'd like to update your eDelivery options, sign in to your account and select "Change Delivery Options."
We do not send unsolicited emails asking our customers for private information such as Social Security numbers or account numbers. Any such request should be reported to us immediately at (800) 632-2301. Learn more about email safety and online security.
To make sure our emails to you aren't directed to your bulk or junk mail folders, please add onlineservices@franklintempleton.com to your email address book.
© Copyright 1999-2015. Franklin Templeton. All rights reserved.

Proxy Notice - Please Vote

Dear First Name Last Name,

Your fund listed below currently has one or more proxies that need your vote. To vote online, sign into your account at franklintempleton.com and select "Vote Now" from the box titled “You may have fund vote(s) awaiting your attention.”

Your vote is important no matter how many shares you own. Please take the time to read the proxy statement and cast your proxy vote today!

Additional information on this proxy:

•	Joint Special Meeting of Shareholders of the Franklin Kentucky Tax-Free Income Fund
•	Meeting Date: October 22, 2021
•	For shareholders of the fund as of August 12, 2021

PROXY CONTROL NUMBER: 123456789101

If you have any questions about this proxy or to request a paper copy of these proxy materials, please call (866) 796-7179.1 To vote your proxy by phone rather than online, call (888) 227-9349. You will need to provide your control number referenced above.

To access electronic proxy materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com.

We look forward to serving your investment needs in the years to come.

Sincerely,

Franklin Templeton Investor Services, LLC

[1]	There is no cost to you for requesting a paper copy. Please make your request before October 6, 2021 to allow for a timely delivery of the proxy materials.

You are receiving this email because you have elected to receive proxy materials via electronic delivery.

Visit franklintempleton.com to access account information, fund performance, market commentary and more.

You may contact us with any questions by email or call us at (800) 632-2301.
If you'd like to update your eDelivery options, sign in to your account and select "Change Delivery Options."
We do not send unsolicited emails asking our customers for private information such as Social Security numbers or account numbers. Any such request should be reported to us immediately at (800) 632-2301. Learn more about email safety and online security.
To make sure our emails to you aren't directed to your bulk or junk mail folders, please add onlineservices@franklintempleton.com to your email address book.
© Copyright 1999-2015. Franklin Templeton. All rights reserved.

Proxy Notice - Please Vote

Dear First Name Last Name,

Your fund listed below currently has one or more proxies that need your vote. To vote online, sign into your account at franklintempleton.com and select "Vote Now" from the box titled “You may have fund vote(s) awaiting your attention.”

Your vote is important no matter how many shares you own. Please take the time to read the proxy statement and cast your proxy vote today!

Additional information on this proxy:

•	Joint Special Meeting of Shareholders of the Franklin Tennessee Municipal Bond Fund
•	Meeting Date: October 22, 2021
•	For shareholders of the fund as of August 12, 2021

PROXY CONTROL NUMBER: 123456789101

If you have any questions about this proxy or to request a paper copy of these proxy materials, please call (866) 796-7179.1 To vote your proxy by phone rather than online, call (888) 227-9349. You will need to provide your control number referenced above.

To access electronic proxy materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com.

We look forward to serving your investment needs in the years to come.

Sincerely,

Franklin Templeton Investor Services, LLC

[1]	There is no cost to you for requesting a paper copy. Please make your request before October 6, 2021 to allow for a timely delivery of the proxy materials.

You are receiving this email because you have elected to receive proxy materials via electronic delivery.

Visit franklintempleton.com to access account information, fund performance, market commentary and more.

You may contact us with any questions by email or call us at (800) 632-2301.
If you'd like to update your eDelivery options, sign in to your account and select "Change Delivery Options."
We do not send unsolicited emails asking our customers for private information such as Social Security numbers or account numbers. Any such request should be reported to us immediately at (800) 632-2301. Learn more about email safety and online security.
To make sure our emails to you aren't directed to your bulk or junk mail folders, please add onlineservices@franklintempleton.com to your email address book.
© Copyright 1999-2015. Franklin Templeton. All rights reserved.